Exhibit 10.5



                    FORM OF RECEIVABLES PURCHASE AGREEMENT


                                    between


                               [funding trust],

                                   as Seller


                                      and


                    BEAR STEARNS ASSET BACKED FUNDING INC.,

                                 as Purchaser


                                Dated [       ]



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                               TABLE OF CONTENTS

                                                               Page


1. Definitions...................................................1


2. Representations and Warranties of the Seller..................1


3. Conveyance of the Receivables.................................1


4. Conditions to the Obligations of the Purchaser................2


5. Survival of Representations and Obligations...................2


6. Notices.......................................................2


7. Successors....................................................3


8. Counterparts..................................................3


9. Applicable Law................................................3


EXHIBIT A.......................................................A-1

EXHIBIT B.......................................................B-1

Appendix A....................................................A-A-1


                                       i

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      This RECEIVABLES PURCHASE AGREEMENT, dated as of [       ], between
[         ], a Delaware statutory trust (the "Seller"), and BEAR STEARNS
ASSET BACKED FUNDING INC., a Delaware corporation (the "Purchaser").

                             PRELIMINARY STATEMENT

      Subject to the terms and conditions of this Agreement, the Seller is selling the Receivables to the Purchaser. The Purchaser may sell the Receivables to [ISSUER] a Delaware statutory trust (the "Issuer"). Following such sale, the Receivables Servicer will continue to service the Receivables, acting as a subservicer of the Servicer, pursuant to the [Receivables] Servicing Agreement.

      The Receivables are the motor vehicles retail installment sale contacts described in Exhibit A hereto.

      The parties hereto agree as follows:

1.    Definitions.

      Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in Appendix A hereto.

2.    Representations and Warranties of the Seller.

      The Seller represents and warrants to, and agrees with, the Purchaser that:

      (a) This Agreement has been duly authorized, executed and delivered by the Seller and constitutes a legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (b) The Seller's assignment and delivery of the Receivables to the Purchaser will transfer to the Purchaser all of the Seller's right, title and interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance created by the Seller.

3.    Conveyance of the Receivables.

      In consideration of the Purchaser's payment to the Seller of $[        ],
the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Purchaser (i) without recourse (subject to the obligations herein) all right, title and interest of the Seller in and to the Receivables, all
payments collected thereon on or after [         ] and all other proceeds of
the Receivables and (ii) all rights of the Seller under the Receivables
Purchase Agreement dated [         ] between [         ], as seller, and the
Seller, as purchaser (including without limitation the representations and
warranties of the [         ] under such Receivables Purchase Agreement). The
sale, transfer, assignment and conveyance made hereunder shall not constitute and is not


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intended to result in an assumption by the Purchaser of any obligation of the
Seller to the Obligors or any other Person in connection with the Receivables or any agreement, document or instrument related thereto. The Seller and the Purchaser intend that the sale, transfer, assignment and conveyance of the Receivables and other rights and property pursuant to this Section 3 shall be a sale not a secured borrowing. However, in the event that such transfer is deemed to be a transfer for security, the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right, title and interest in, to and under the Receivables and all proceeds thereof and all other rights and property transferred hereunder to secure a loan in an amount equal to the purchase price, and in such event, this Agreement shall constitute a security agreement under applicable law.

4.    Conditions to the Obligations of the Purchaser.

      The obligation of the Purchaser to pay for the Receivables will be subject to the accuracy of the representations and warranties on the part of the Seller herein, to the accuracy of the statements of the Seller made pursuant to the provisions hereof, to the performance by the Seller of its obligations hereunder and to the following additional conditions precedent:

      (a) The Purchaser shall have received an opinion of Sidley Austin Brown & Wood LLP, in its capacity as counsel to the Purchaser, addressed to the Purchaser and dated the Closing Date, with respect to such matters as the Purchaser requires, and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

      (b) The Purchaser shall have received evidence satisfactory to it that, on or before the date hereof, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the State of Delaware reflecting the transfer of the interest of the Seller in the Receivables and the proceeds thereof to the Purchaser.

      The Seller will provide or cause to be provided to the Purchaser such conformed copies of such opinions and documents as the Purchaser may reasonably request.

5.    Survival of Representations and Obligations.

      The respective agreements, representations, warranties and other statements of the Seller and the Purchaser set forth in or made pursuant to this Agreement or contained in certificates of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of the Purchaser or the Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Receivables.

6.    Notices.

      All communications hereunder will be in writing and, if sent to the Purchaser, will be mailed, delivered or telegraphed and confirmed to Bear Stearns Asset Backed Funding Inc., c/o Bear Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Facsimile: (212) 272-0979 Attention:
[         ]; and if sent to the Seller, will be mailed, delivered or
telegraphed, and confirmed to it at [                          ]. Any such
notice will take effect


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at the time of receipt.

7.    Successors.

      This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and their officers and directors and controlling persons, and no other person will have any right or obligations hereunder.

8.    Counterparts.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

9.    Applicable Law.

      THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD APPLY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                       3
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      IN WITNESS WHEREOF, the parties have caused this Purchase Agreement to be duly executed and delivered as of the day and year first above written.


                               [SELLER]



                               By:
                                   ---------------------------
                                   Name:
                                   Title:



                               BEAR STEARNS ASSET BACKED
                               FUNDING INC.



                               By:
                                   ---------------------------
                                   Name:
                                   Title:


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                                                                     EXHIBIT A



Information as to the Receivables as of [            ]. This information may
be provided in the form of a computer tape or disk.



Identification No.     Interest Rate      Principal Balance     Maturity Date
------------------     -------------      -----------------     -------------


[other information]



                                      A-1